UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2025

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

(Exact name of Registrant as Specified in Its Charter)

delaware	811-23358	83-1328557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 Peachtree Road NE, Suite 1725 Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	FINS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

At a special meeting of the board of trustees (the “Board”) of Angel Oak Financial Strategies Income Term Trust (“FINS”), based on feedback provided to management and the recommendation of management, the Board approved the calling of the annual meeting of the shareholders of FINS at a date and time that is later than 30 days from the date of the anniversary of the previous year’s annual meeting of shareholders of FINS in order to grant shareholders of FINS a reprieve from several recent non-routine calls for action, including the second quarter 2025 rights offering completed on May 14, 2025, the contested annual meeting of shareholders on June 26, 2025 and the special meeting of shareholders on September 26, 2025. As a result, when the date and time of the annual meeting is announced, based on the terms of the Bylaws, for nominations or other business to be properly brought before the annual meeting, notice must be delivered not earlier than the 150th day prior to the date of the annual meeting and not later than the close of business on the later of the 120th day prior to the date of the annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In addition, the deadline and requirements for shareholder proposals of business to be conducted at the 2026 annual meeting of the shareholders of FINS must be made in compliance with the applicable securities laws. The Board will further consider and discuss whether it anticipates that annual meetings after 2026 will occur around the anniversary of the 2026 annual meeting of FINS shareholders or around the anniversary of the 2025 annual meeting of FINS shareholders, June 26, 2025.

In addition, based on feedback provided to management and the recommendation of management, at that November 21, 2025 meeting of the Board, the Board approved recommending to shareholders of FINS that at the forthcoming annual meeting, they approve a form of an amendment to Article IV, Section III to the Declaration of Trust of FINS (the “Declaration of Trust”) that lowers the threshold required for the shareholders of FINS to remove a trustee of FINS (a “Trustee”) for “Cause” as defined in Article IV, Section III of the Declaration of Trust from 75% to 66.67% and lowers the threshold required for the Trustees to remove a Trustee for Cause from 75% to 66.67%, making it easier for shareholders of FINS and Trustees of FINS to remove a Trustee for “Cause.” A copy of the form of the proposed amendment to the Declaration of Trust is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1       Form of Proposed Amendment to Declaration of Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Angel Oak Financial Strategies Income Term Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angel Oak Financial Strategies Income Term Trust

Date: November 26, 2025	By:	/s/ Ward Bortz
		Name:	Ward Bortz
		Title:	President